UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

NORTHERN STAR INVESTMENT CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40134	85-4136140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 44th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	NSTC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	NSTC	The New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	NSTTW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2023, Northern Star III Sponsor LLC (the “Sponsor”), the sponsor of Northern Star Investment Corp. III (the “Company”), entered into agreements (“Non-Redemption Agreements”) with several unaffiliated third parties in exchange for them agreeing not to redeem an aggregate of 400,000 shares of the Company sold in its initial public offering (“Non-Redeemed Shares”) at the special meeting called by the Company (the “Meeting”) to approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from March 4, 2023 to September 4, 2023 (the “Extension”). In exchange for the foregoing commitment not to redeem such shares, the Sponsor has agreed to transfer to such investors an aggregate of 100,000 shares of the Company held by the Sponsor immediately following consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Meeting. The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by stockholders but will increase the amount of funds that remain in the Company’s trust account following the Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated February 28, 2023 and filed on February 28, 2023 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated February 9, 2023 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Proposal. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 included in the Registrant’s Current Report on Form 8-K filed on February 28, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023	NORTHERN STAR INVESTMENT CORP. III

	By:	/s/ Jonathan Ledecky
Jonathan Ledecky
Chief Operating Officer

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